                                                                    EXHIBIT 10.1

                             STOCKHOLDERS' AGREEMENT
                         AMENDMENT DATED AUGUST 10, 1998

                  Amendment No. 1 (this "Amendment"), dated as of August 10, 1998, to the STOCKHOLDERS' AGREEMENT (the "Agreement") dated as of January 3, 1997 by and among MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), MascoTech, Inc. a Delaware corporation ("MascoTech"), Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), and each of the individuals whose name appears on the signature pages thereto (individually, a "Management Group Member" and, collectively, the "Management Group"). Capitalized terms are used as defined in Article I of the Agreement.

                                    RECITALS

                  WHEREAS, the Company, MascoTech and MSX International, Inc., a Michigan corporation and wholly-owned subsidiary of MascoTech, entered into an Acquisition Agreement dated as of November 12, 1996 (as the same may be amended, supplemented or modified from time to time, the "Acquisition Agreement");

                  WHEREAS, in connection with the consummation of the transactions contemplated by the Acquisition Agreement and pursuant to the Subscription Agreements, the Company issued shares of its capital stock to CVC, MascoTech and the Management Group as set forth in Annex I to the Agreement;

                  WHEREAS, each of the Stockholders and the Company entered into the Agreement to regulate certain aspects of their relationship and to provide for, among other things, restrictions on the transfer or other disposition of securities of the Company and matters relating to the corporate governance of the Company and its Subsidiaries; and

                  WHEREAS, in connection with the Transfer of shares of Class A Common and Series A Preferred to a Management Stockholder by CVC, each of the Company, MascoTech and CVC desire to amend certain provisions of the Agreement, all in accordance with Section 7.2 of the Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         1.1 Section 1.1 "Defined Terms" shall be amended to include the following terms to be inserted in alphabetical order:

                  "Original Ownership Level Ratio" means a fraction the numerator of which is the number of shares of Common Stock acquired by the Institutional Stockholders on or prior to the Closing Date and the denominator of which is the number of shares of Common Stock issued and outstanding as of the Closing Date, in each case on a Fully-Diluted Basis and subject to any stock splits, stock dividends or reclassifications or other similar events.

                  "Pro Rata" means, with respect to one or more Stockholders (i) as it relates to the Common Stock, Equity Equivalents or New Common Stock, in proportion to the number of shares of Common Stock on a Fully-Diluted Basis owned by such Stockholder or Stockholders or which may be acquired by any Stockholder or Stockholders, and (ii) as it relates to Series A Preferred, in proportion to the number of shares of Series A Preferred, owned by such Stockholder or Stockholders; provided, however, that for purposes of calculating an Institutional Stockholder's holdings in accordance with the foregoing no effect shall be given to a Transfer of any Common Stock or Series A Preferred to a Miller Stockholder other than for purposes of Article III hereof.

                  "Series A Preferred Original Level Ratio" means a fraction the numerator of which is the number of shares of Series A Preferred, acquired by the Institutional Stockholders on or prior to the Closing Date and the denominator of which is the number of shares of Series A Preferred issued and outstanding as of the Closing Date, in each case subject to any stock splits, stock dividends or reclassifications or other similar events.

         1.2 Section 1.1 "Defined Terms" shall be amended to include the following terms in subsection (c):


---------------------------------------------- --------------------------------
                    Term                       Section
                    ----                       -------
---------------------------------------------- --------------------------------
"Institutional Stockholder Notice"             2.5(b)
---------------------------------------------- --------------------------------
"Involuntary Transfer Notice"                  2.6(a)
---------------------------------------------- --------------------------------
"Involuntary Transfer Purchase Notice"         2.6(b)
---------------------------------------------- --------------------------------
"Miller Stockholders"                          2.5(b)
---------------------------------------------- --------------------------------
"Sale Event Notice"                            4.1(a)
---------------------------------------------- --------------------------------
"Sale Event Purchase Notice"                   4.1(b)
---------------------------------------------- --------------------------------

         1.3 Section 1.1 "Defined Terms" shall be amended to reflect the new section reference opposite the following terms in subsection (c):


---------------------------------------------- --------------------------------
                    Term                       Section
                    ----                       -------
---------------------------------------------- --------------------------------
"Company Notice"                               2.5(c)
---------------------------------------------- --------------------------------


                          ---------------------------------------------- --------------------------------
                                              Term                       Section
                                              ----                       -------
                          ---------------------------------------------- --------------------------------
                          "Company Designee"                             4.1(c)
                          ---------------------------------------------- --------------------------------
                          "Prospective Buyer Notice"                     2.5(d)
                          ---------------------------------------------- --------------------------------
                          "Purchase Notice"                              4.1(c)
                          ---------------------------------------------- --------------------------------
                          "Sellers"                                      4.1(c)
                          ---------------------------------------------- --------------------------------
                          "Subject Securities"                           2.6(d)
                          ---------------------------------------------- --------------------------------
                          "Third Party"                                  2.5(f)
                          ---------------------------------------------- --------------------------------


                                   ARTICLE II
                            RESTRICTIONS ON TRANSFER

         2.1 Subsection (a) of Section 2.4 "Transfer Restrictions" shall be deleted in its entirety and replaced with the following:

             "(a) Each of the Management Stockholders and the Additional Stockholders severally agrees that it will not Transfer any Restricted Securities, except (i) to a Permitted Transferee who shall have executed a Joinder Agreement and thereby become a party to this Agreement; (ii) pursuant to
Section 2.6 (Involuntary Transfers); (iii) pursuant to 2.7 (Drag-Along Rights);
(iv) in accordance with Article III (Rights of Inclusion) in the capacity of an Offeree thereunder; (v) pursuant to Article IV (Repurchase of Securities); (vi) in a registered public offering or in a Rule 144 Transaction; or (vii) pursuant to Section 2.5 (Right of First Refusal); provided, however, that no Management Stockholder or Additional Management Stockholder shall Transfer any Restricted Securities pursuant to Section 2.5 for a period of five years following the Closing Date, and provided, further, that no Management Stockholder or Additional Management Stockholder shall transfer any Unvested Shares except (x) to a Permitted Transferee who shall have executed a Joinder Agreement and thereby become a party to this Agreement or (y) pursuant to Section 2.6 (Involuntary Transfers), Section 2.7 (Drag-Along Rights) or Article IV (Repurchase of Securities)."

         2.2 Section 2.5 "Right of First Refusal" shall be deleted in its entirety and replaced with the following:

         "2.5 RIGHT OF FIRST REFUSAL.

             (a) Except for Transfers permitted pursuant to Section 2.4(a),
Section 2.4(b), 2.4(c) or 2.4(d), if pursuant to a bona fide third party offer a Stockholder desires to Transfer any Restricted Securities (such transferring Stockholder, a "Selling Stockholder" and such securities proposed to be so Transferred, the "Offered Securities"), prior to any Transfer it shall give written notice of the proposed Transfer (the "Notice of Intention") to the Company, each of the Institutional Stockholders and the MascoTech Stockholders (such parties other than the Company to whom notice is given, but excluding the Selling Stockholder, the "Prospective Buyers"), specifying the type and number of Offered Securities which such Selling Stockholder wishes to Transfer, the proposed purchase price (the "Offer Price") therefor and all other material terms and conditions of the proposed Transfer.

             (b) If the Selling Stockholder is Ralph L. Miller or any of his Permitted Transferees (collectively, the "Miller Stockholders"), for a period of thirty (30) days following its receipt of the Notice of Intention, each of the Institutional Stockholders shall have the right to purchase all or any portion of the Offered Securities at the Offer Price and on the other terms specified in the Notice of Intention, up to such amount of Offered Securities so that, upon such purchase, the Institutional Stockholders' Original Ownership Level Ratio would be equal to 46.54%, calculated as if such purchase had been in effect on the Closing Date and without giving effect to any Transfer of Common Stock by the Institutional Stockholders other than to the Miller Stockholders, exercisable by delivery of an irrevocable notice (the "Institutional Stockholder Notice") to the Miller Stockholders, with a copy to the Company and the other Prospective Buyer, specifying the number of Offered Securities with respect to which each Institutional Stockholder is exercising its option.

             (c) (A) For a period of thirty (30) days following its receipt of the (x) Institutional Stockholder Notice or (y) the Notice of Intention, if no Institutional Stock Notice of Intention may be given, or (B) for a period of sixty (60) days following its receipt of the Notice of Intention, if no Institutional Stockholder Notice is so received, but may be given, the Company shall have the right to purchase (i) all or any portion of the Offered Securities, if no Institutional Stockholder Notice is given but may be, (ii) any portion of the Offered Securities which the Institutional Stockholder has elected not to purchase, if an Institutional Stockholder Notice has been given, or (iii) all or any portion of the Offered Securities, if no Institutional Stockholder Notice may be given, in each case at the Offer Price and on the other terms specified in the Notice of Intention, exercisable by delivery of an irrevocable notice (the "Company Notice") to the Selling Stockholder, with a copy to each of the Prospective Buyers, specifying the number of Offered Securities with respect to which the Company is exercising its option.

             (d) For a period of thirty (30) days following its receipt of the Company Notice or, if no Company Notice is so received, for a period of thirty
(30) days following the last date on which such Company Notice may have been given, each of the Prospective Buyers shall have the right to purchase at the Offer Price and on the other terms specified in the Notice of Intention addressed to it, any or all of the Offered Securities which neither the Institutional Stockholder nor the Company has elected to purchase pursuant to Sections 2.5(b) and (c), Pro Rata among the Prospective Buyers; provided, however, that in the event any Prospective Buyer does not purchase any or all of its Pro Rata portion of the Offered Securities, the other Prospective Buyers shall have the right to purchase such portion, Pro Rata, until all of such Offered Securities are purchased or until such other Prospective Buyers do not desire to purchase any more Offered Securities. The right of the Prospective Buyers pursuant to this Section 2.5(d) shall be exercisable by delivery of a notice (the "Prospective Buyer Notice") setting forth the maximum number of Offered Securities that such Prospective Buyer wishes to purchase, to the Selling Stockholder, the Company and the other Prospective Buyers and shall expire if unexercised within such 30-day period.

             (e) Notwithstanding the foregoing provisions of this Section 2.5, except for purchases pursuant to Section 2.5(b), unless the Selling Stockholder shall have consented to the purchase of less than all of the Offered Securities, neither the Company nor any Prospective Buyer may purchase any Offered Securities unless all of the Offered Securities are to be purchased (whether by the Company or the Prospective Buyers, or any combination thereof).

             (f) If all notices required to be given pursuant to this Section
2.5 have been duly given, and the Company and the Prospective Buyers determine not to exercise their respective options to purchase the Offered Securities at the Offer Price and on the other terms specified in the Notice of Intention or determine, with the consent of the Selling Stockholder, to exercise their options to purchase less than all of the Offered Securities, then the Selling Stockholder shall have the right, for a period of ninety (90) days from the earlier of (i) the expiration of the last applicable option period pursuant to this Section 2.5 or (ii) the date on which such Selling Stockholder receives notice from the Company and the Prospective Buyers that they will not exercise in whole or in part the options granted pursuant to this Section 2.5, to sell to a third party (a "Third Party") the Offered Securities remaining unsold under this Section 2.5 at a price not less than the Offer Price and on other terms which shall not be materially more favorable to the Third Party in the aggregate than those terms set forth in the Notice of Intention; provided that prior to any such Transfer to a Third Party, such Third Party executes and delivers to the Company a Joinder Agreement and thereby becomes a party to this Agreement.

             (g) The closing of any purchase and sale pursuant to this Section
2.5 shall take place on such date, not later than fifteen (15) business days after the later of (A) delivery to the Selling Stockholder of (i) the Institutional Stockholders' Notice, if applicable, (ii) the Company Notice or
(iii) the Prospective Buyer Notice and (B) if any of the foregoing notices are not given, the last date on which such notice may be given, as the parties to such purchase and sale shall select. At the closing of such purchase and sale, the Selling Stockholder shall deliver certificates evidencing the Offered Securities being sold duly endorsed, or accompanied by written instruments of Transfer in form satisfactory to the purchasers thereof, duly executed by the Selling Stockholder, free and clear of any Liens, against delivery of the Offer Price therefor.

             (h) Any Transfer by a MascoTech Stockholder or an Institutional Stockholder which is subject to the requirements of Section 2.5 (including to the Company, to another Stockholder or to a third party) shall be subject to each other Stockholder's rights of inclusion under Article III; and prior to any such Transfer, the Selling Stockholder, if applicable, shall deliver to the other Stockholders an Inclusion Notice pursuant to Section 3.1(a)."

         2.3 Section 2.6 "Involuntary Transfers" shall be deleted in its entirety and replaced with the following:

         "2.6 INVOLUNTARY TRANSFERS.

              (a) Upon the occurrence of any event which would cause any Restricted Securities or Restricted Preferred Securities owned by a Management Stockholder or an Additional Management Stockholder to be Transferred by Involuntary Transfer, such Stockholder (or his or its legal representative or successor) shall give the Company, the MascoTech Stockholders and the Institutional Stockholders written notice thereof (the "Involuntary Transfer Notice") stating the terms of such Involuntary Transfer, the identity of the transferee or proposed transferee, the price or other consideration, if readily determinable, for which the Restricted Securities or Restricted Preferred Securities are proposed to be or have been Transferred and the number of Restricted Securities or Restricted Preferred Securities which are the subject of such Transfer, and the Company shall provide the MascoTech Stockholders and the Institutional Stockholders with copies of such notice.

              (b) If such Involuntary Transferee is with respect to a Miller Stockholder, after its receipt of the Involuntary Transfer Notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed or completed Involuntary Transfer and notifies the Institutional Stockholders of the same, each of the Institutional Stockholders shall have the right and option to purchase all or any portion of such Restricted Securities up to such amount of such Restricted Securities so that, upon such purchase, the Institutional Stockholders' Original Ownership Level Ratio would be equal to 46.54%, and (y) such Restricted Preferred Securities up to such amount of such Restricted Preferred Securities so that, upon such purchase, the Institutional Stockholders' Series A Preferred Original Ownership Level Ratio would be equal to 50%, in each case calculated as if such purchase had been in effect on the Closing Date and without given effect to any Transfer of Restricted Securities or Restricted Preferred Securities by an Institutional Stockholder other than to a Miller Stockholder, which right shall be exercised by written notice (the "Involuntary Transfer Purchase Notice") given by each of the Institutional Stockholders to the transferor (or transferee following the occurrence of any Involuntary Transfer) and to the Company within thirty (30) days following the Institutional Stockholders' receipt of such notice.

              (c) After its receipt of the Involuntary Transfer Notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed or completed Involuntary Transfer, subject to Section 2.6(b), the Company shall have the right and option to purchase (or to have any designee purchase) all or any portion of such Restricted Securities or Restricted Preferred Securities, which right shall be exercised by written notice given by the Company to the transferor (or transferee following the occurrence of any Involuntary Transfer) and to the MascoTech Stockholders and the Institutional Stockholders within thirty (30) days following the later of (i) the Company's receipt of the Involuntary Transfer Notice or, failing such receipt, the Company's obtaining actual knowledge of such proposed or completed Transfer,
(ii) the date of such Involuntary Transfer and (iii) the Company's receipt of the Involuntary Transfer Purchase Notice, if applicable and given.

              (d) In the event that the Institutional Stockholders and the Company elect not to purchase all of such Restricted Securities or Restricted Preferred Securities pursuant to Sections 2.6 (b) and (c), then the Company shall on or prior to the end of such thirty (30) day period, notify the MascoTech Stockholders and the Institutional Stockholders thereof, such notice to identify the Securities not purchased by the Institutional Stockholders and the Company pursuant to Sections 2.6(b) and (c) (the "Subject Securities"). For a period of thirty (30) days after receipt of such notice from the Company, each of the MascoTech Stockholders and the Institutional Stockholders shall have the irrevocable right to purchase any or all of the Subject Securities, Pro Rata (based on the proportion as between the MascoTech Stockholders and the Institutional Stockholders of the Pro Rata number of shares of Restricted Securities or Restricted Preferred Securities (as the case may be) held by the MascoTech Stockholders or Institutional Stockholders); provided, however, that in the event any MascoTech Stockholder or Institutional Stockholder does not purchase any or all of its pro rata portion of the Subject Securities, the remaining MascoTech Stockholders and Institutional Stockholders shall have the right to purchase such portion pro rata as among themselves until all of the Subject Securities are purchased or until such persons do not desire to purchase any more Subject Securities. The right of the MascoTech Stockholders and the Institutional Stockholders to purchase Subject Securities pursuant to this
Section 2.6 shall be exercisable by delivery of a notice to the transferor (or transferee following the occurrence of any Involuntary Transfer) setting forth the maximum number of Subject Securities that such person wishes to purchase including any number which would be allocated in the event that any MascoTech Stockholder or Institutional Stockholder does not purchase all or any portion of its pro rata portion.

              (e) Any purchase pursuant to this Section 2.6 shall be at the price and on the terms applicable to such Involuntary Transfer; provided, however, that if the nature of the event giving rise to such Involuntary Transfer is such that no readily determinable consideration is to be paid for or assigned to the Transfer of the Restricted Securities or Restricted Preferred Securities, the price to be paid by the Company, the MascoTech Stockholders or the Institutional Stockholders, as the case may be, and the applicable terms shall be the purchase price and terms applicable to a Sale Event pursuant to
Section 4.2. The closing of the purchase and sale of such Restricted Securities or Restricted Preferred Securities pursuant to this Section 2.6 shall be held at the place and on the date to be established by the Company, the MascoTech Stockholders and/or the Institutional Stockholders, as the case may be, which in no event shall be less than ten (10) nor more than forty-five (45) days from the date on which the Company (or the MascoTech Stockholders and/or the Institutional Stockholders, as the case may be) gives notice of its election to purchase such Restricted Securities or Restricted Preferred Securities. At such closing, the Stockholder (or his or its legal representative or successor) shall deliver the certificates evidencing the Restricted Securities or Restricted Preferred Securities to be purchased by the Company (or the MascoTech Stockholders and/or the Institutional Stockholders, as the case may be), as applicable, accompanied by stock powers, duly endorsed in blank, or duly executed instruments of Transfer, and any other documents that are necessary to Transfer to the Company (or the MascoTech Stockholders and/or the Institutional Stockholders, as the case may be) good title to such Restricted Securities or Restricted Preferred Securities free and clear of all Liens and, concurrently with such delivery, the Company (or the MascoTech Stockholders and/or the Institutional Stockholders, as the case may be) shall deliver to the transferor thereof the full amount of the purchase price therefor by certified or bank cashier's check.

              (f) Notwithstanding anything to the contrary contained herein, in the event a purchase (or the payment of the purchase price) by the Company pursuant to this Section 2.6 would violate or conflict with any statute, rule, injunction, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any of them or their respective properties may be bound or affected or would result in any breach of, or constitute a change of control or a default (or an event which with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of the Company or any of its Subsidiaries pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of their respective properties is bound or affected, with the prior written consent of each of the Institutional Stockholders and the MascoTech Stockholders, the rights of the Company to purchase (or to have any designee purchase) the Restricted Securities or Restricted Preferred Securities of any Stockholder shall be suspended until the earlier of (i) the date which falls thirty (30) days following such time as such prohibition first lapses or is waived and no such default would be caused or (ii) the date which is one hundred eighty (180) days after the date of the Involuntary Transfer. For the purposes of this
Section 2.6 (other than Section 2.6 (b) hereof) only, the date of such lapse or waiver shall be deemed the date of the Involuntary Transfer for purposes of the purchase and sale of Restricted Securities or Restricted Preferred Securities pursuant to this Section 2.6. The Company shall use its reasonable efforts to obtain a waiver of any such prohibition, but shall not be obligated to incur any additional interest or other costs or charges or to make any prepayment with respect to any indebtedness in connection with such efforts.

              (g) Notwithstanding anything to the contrary contained in this
Section 2.6, any event giving rise to an Involuntary Transfer which is also subject to the provisions of Article IV shall be governed by the provisions of
Article IV.

                                   ARTICLE III
                            REPURCHASE OF SECURITIES


         3.1 Section 4.1 "Sale Event" shall be deleted in its entirety and replaced with the following:

         "4.1 SALE EVENT.

              (a) In the event that any Management Stockholder or any Additional Management Stockholder shall cease to be employed by (or in the case of any non-employee ceases to be a director of) the Company or any of its Subsidiaries for any reason, including death, permanent disability, termination for cause or without cause, voluntary termination, retirement or otherwise (such cessation of employment or directorship being referred to herein as a "Sale Event"), but in each case subject to Section 4.4, such Management Stockholder (or his personal representative) or such Additional Management Stockholder (or his personal representative) shall promptly notify (the "Sale Event Notice") the Company, the MascoTech Stockholders and the Institutional Stockholders of the applicable Sale Event.

              (b) If such Sale Event is with respect to a Miller Stockholder, within ninety (90) days after the Institutional Stockholders' receipt of the Sale Event Notice, each of the Institutional Stockholders may, at its option, elect to purchase an amount of Management Securities as follows: (x) if Restricted Securities, up to such amount so that, upon such purchase, the Institutional Stockholders' Original Ownership Level Ratio would be equal to 46.54% and (y) if Restricted Preferred Securities, up to such amount so that, upon such purchase, the Institutional Stockholders Series A Preferred Original Ownership Level Ratio would be equal to 50%, in each case calculated as if such purchase had been in effect on the Closing Date and without giving effect to any Transfer of Restricted Securities or Restricted Preferred Securities by an Institutional Stockholder other than to the Miller Stockholders, exercisable by written notice (a "Sale Event Purchase Notice") delivered to such Management Stockholder (or his personal representative) (with copies thereof to the Company) and his respective Permitted Transferees who hold Management Securities which are attributable to the Management Stockholder whose employment or directorship has ceased (collectively, the "Sellers"). Upon the giving of a Sale Event Purchase Notice, the Sellers shall be obligated to sell to the Institutional Stockholders those Management Securities which are designated in the Sale Event Purchase Notice; provided, however, that in the event a Sale Event Notice is not given, a Sale Event Purchase Notice may in any event be given at any time following a Sale Event. The time periods set forth herein and in Sections 4.1(c) and (d) below shall be tolled for the duration of any suspension period under Section 4.4 hereof and the remaining balance of any such time period shall re-commence as of the end of any such suspension period.

              (c) Subject to Section 4.1(b), within ninety (90) days after the later of the Company's receipt of the Sale Event Notice or the Sale Event Purchase Notice, if applicable and given, the Company or, at the option of the Company, any present or future employee or director of the Company or any of its Subsidiaries who shall have been designated by the Board acting by an Institutional Affirmative Board Vote and a MascoTech Affirmative Board Vote (subject, in each case, to the same qualification applicable to a Significant Transaction under Section 5.5) (a "Company Designee") may, at its option, elect to purchase the Securities described in the next sentence of this Section 4.1(c), exercisable by written notice (a "Purchase Notice") delivered to each of the Sellers (with a copy to the Institutional Stockholders and the MascoTech Stockholders). Upon the giving of such notice, the Sellers shall be obligated to sell to the Company or the Company Designee those Management Securities (whether Vested Shares or Unvested Shares) of the Sellers which are designated in the Purchase Notice (but in no event in an amount in excess of the total number of Management Securities less any Management Securities that the Institutional Stockholders have elected to purchase pursuant to Section 4.1(b)); provided, however, that in the event a Sale Event Notice is not given, a Purchase Notice (or notice from the Institutional

Stockholders and/or MascoTech Stockholders as described in Section 4.1(d)) may in any event be given at any time following a Sale Event.

              (d) To the extent the Institutional Stockholders fail to deliver a Sale Event Purchase Notice and the Company or any Company Designee fails to deliver a Purchase Notice or otherwise does not purchase all of the Management Securities then owned by the Sellers, the Institutional Stockholders and the MascoTech Stockholders may, at their option, exercisable by written notice delivered to the Sellers within fifteen (15) days after delivery of the Purchase Notice (or (x) one hundred (100) days after the Sale Event Notice, if no Sale Event Purchase Notice may be given by the Institutional Stockholders, or (y) one hundred ninety (190) days after the Sale Event Notice, if a Sale Event Notice may be given, but no Purchase Notice is given by Company or any Company Designee), on a pro rata basis (in proportion to the number of shares of Common Stock on a Fully-Diluted Basis owned by the Institutional Stockholders as compared with the number of such shares owned by the MascoTech Stockholders (and including on such pro rata basis with respect to the number of Vested Shares or Unvested Shares purchasable by each such Person)) purchase the Management Securities not so purchased by the Institutional Stockholders and the Company pursuant to Sections 4.1(b) and (c) which are designated in such written notice from the Institutional Stockholders and/or the MascoTech Stockholders."

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 A new Section 7.21 shall be added to Article VII which shall read as follows:

         "7.21 VESTING OF CERTAIN MANAGEMENT STOCK. Notwithstanding any other provision of this Agreement or the Management Subscription Agreement between Ralph L. Miller (the "Executive") and the Company dated as of January 3, 1997 (the "Management Subscription Agreement") which conditions vesting of the Management Stock owned by Ralph L. Miller (the "Executive") upon the continued employment of the Executive, should the Executive's Employment Period (as defined in the Employment Agreement between the Executive and the Company, dated as of November 12, 1996, as amended (the "Employment Agreement")) terminate prior to the third anniversary of the Management Subscription Agreement (the "Third Anniversary"), (unless terminated by the Company for "cause" or by the Executive for "Good Reason", as such terms are defined in the Employment Agreement), any unvested portion of the Management Stock issued to the Executive on January 3, 1997 (being 3,000 shares of Class A Common Stock of the Company, as adjusted to reflect all stock splits, stock dividends, recapitalization or similar events affecting such shares subsequent to such date) which would have vested during the period from the effective date of termination through the Third Anniversary shall be deemed vested on the effective date of termination of the Executive's employment. After the Third Anniversary, vesting of such shares shall continue only if the Executive remains employed by the Company or is otherwise eligible for vesting as stated in and subject to the terms and conditions of this Agreement and Management Subscription Agreement."

                           [Signature Page to follow]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                 MSX INTERNATIONAL, INC.


                                 By:      /s/ Frederick K. Minturn
                                    ---------------------------------------
                                       Name:  Frederick K. Minturn
                                       Title:    Executive Vice President

                                 MASCOTECH, INC.


                                 By:      /s/ Lee M. Gardner
                                    ---------------------------------------
                                       Name:  Lee M. Gardner
                                       Title:    President


                                 CITICORP VENTURE CAPITAL,  LTD.


                                 By:      /s/ Michael A. Delaney
                                    ---------------------------------------
                                       Name:  Michael A. Delaney
                                       Title:    Vice President

















[Signature Page to Amendment]




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